UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2025

MOODY NATIONAL REIT II, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55778 (Commission File Number)	47-1436295 (I.R.S. Employer Identification No.)

Moody National Companies

9655 Katy Freeway, Suite 600

Houston, TX 77024

(Address of principal executive offices, including zip code)

(713) 977-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Springhill Suites Seattle

On December 10, 2025, Moody National REIT II, Inc. (the “Company”) sold the hotel property located at 1800 Yale Avenue, Seattle Washington 98101 (the “Springhill Suites Seattle”) to Legacy DTS, LLC, a Washington limited liability company unaffiliated with the Company, for an aggregate sale price of $51,000,000

The foregoing description of the sale of the Springhill Suites Seattle does not purport to be complete and is qualified in its entirety by reference to the text of the purchase and sale agreement with respect to the Springhill Suites Seattle, a copy of which is attached as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed by the Company on November 14, 2025.

Hampton Inn Philadelphia

On December 11, 2025, the Company sold the hotel property located at 635 Lancaster Avenue, Frazer, Pennsylvania, 19355 (the “Hampton Inn Philadelphia”) to BNS Associates, LLC, a Delaware limited liability company unaffiliated with the Company, for an aggregate sale price of $10,400,000.

The foregoing description of the sale of the Hampton Inn Philadelphia does not purport to be complete and is qualified in its entirety by reference to the text of the purchase and sale agreement with respect to the Hampton Inn Philadelphia, a copy of which is attached as Exhibit 10.3 to the Quarterly Report on Form 10-Q filed by the Company on November 14, 2025.

Homewood Suites Houston

On December 16, 2025, the Company sold the hotel property located at 29813 Interstate 45, Spring, Texas 77381 (the “Homewood Suites Houston”) to Alay Investment Group LLC, a Texas limited liability company unaffiliated with the Company, for an aggregate sale price of $ 8,400,000.

The foregoing description of the sale of the Homewood Suites Houston does not purport to be complete and is qualified in its entirety by reference to the text of the purchase and sale agreement with respect to the Homewood Suites Houston, a copy of which is attached as Exhibit 10.1 to the Current Report on Form 8-Q filed by the Company on November 21, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 17, 2025	MOODY NATIONAL REIT II, INC.

	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President